New Brunswick Nouveau-Brunswick
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2009-2010

Capital Estimates

Budget de capital

Capital Estimates 2009-2010	Budget de capital 2009-2010

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

December 2008	décembre 2008

Cover and Graphs:	Couverture et graphiques :
Communications New Brunswick (CNB 4868)	Communications Nouveau-Brunswick (CNB 4868)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Supply and Services	Services d'imprimerie, Approvisionnement et Services

ISBN 978-1-55396-304-2	ISBN 978-1-55396-304-2

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!	Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Net Expenditures / État comparatif des dépenses nettes prévues	1

Agriculture and Aquaculture / Agriculture et Aquaculture	2

Education / Éducation	4

Health / Santé	6

Local Government / Gouvernements locaux	8

Maritime Provinces Higher Education Commission / Commission de l'enseignement supérieur des provinces Maritimes	10

Natural Resources / Ressources naturelles	12

Regional Development Corporation / Société de développement régional	14

Supply and Services / Approvisionnement et Services	16

Tourism and Parks / Tourisme et Parcs	19

Transportation / Transports	21

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

COMPARATIVE STATEMENT OF ESTIMATED NET EXPENDITURES /
ÉTAT COMPARATIF DES DÉPENSES NETTES PRÉVUES
FOR THE YEAR ENDING 31 MARCH 2010 / POUR L'EXERCICE SE TERMINANT LE 31 MARS 2010
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	DEPARTMENT / MINISTÈRE	PRÉVISIONS

		CAPITAL EXPENDITURES / DÉPENSES EN CAPITAL

400	400	Agriculture and Aquaculture / Agriculture et Aquaculture	400

1,000	1,000	Education / Éducation	1,000

13,223	13,223	Health / Santé	10,000

500	500	Local Government / Gouvernements locaux	500

		Maritime Provinces Higher Education Commission / Commission de
0	0	l'enseignement supérieur des provinces Maritimes	30,000

3,100	3,100	Natural Resources / Ressources naturelles	4,500

16,500	16,500	Regional Development Corporation / Société de développement régional	22,384

105,914	97,018	Supply and Services / Approvisionnement et Services	202,776

5,500	6,100	Tourism and Parks / Tourisme et Parcs	4,000

339,830	341,130	Transportation / Transports	385,800

		TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN
485,967	478,971	CAPITAL	661,360

		CAPITAL RECOVERIES / RECOUVREMENTS DE CAPITAL

(2,905)	(6,205)	Supply and Services / Approvisionnement et Services	(18,000)

(23,850)	(20,357)	Transportation / Transports	(39,306)

		TOTAL - CAPITAL RECOVERIES / TOTAL - RECOUVREMENTS
(26,755)	(26,562)	DE CAPITAL	(57,306)

		TOTAL - NET CAPITAL EXPENDITURES / TOTAL - NETTE DES
459,212	452,409	DÉPENSES CAPITAL	604,054

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE AND AQUACULTURE /
MINISTÈRE DE L'AGRICULTURE ET DE L'AQUACULTURE

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

400	400	Marshland Maintenance / Entretien des marais	400

400	400	TOTAL	400

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE AND AQUACULTURE /
MINISTÈRE DE L'AGRICULTURE ET DE L'AQUACULTURE

(In thousands of dollars / En milliers de dollars)

$

MARSHLAND MAINTENANCE			ENTRETIEN DES MARAIS

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

On-going maintenance of water control			Entretien continu des infrastructures de régulation
infrastructures located throughout fifteen			des eaux réparties sur une superficie cotière de
thousand (15,000) hectares in the southeast			quinze mille (15 000) hectares dans le Sud-Est de la
coastal region of the province.			province.

TOTAL		400

TOTAL - TO BE VOTED		400	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION / MINISTÈRE DE L'ÉDUCATION

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009			2009-2010
ESTIMATE /	REVISED /			ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME		PRÉVISIONS

		Public Schools - Capital Equipment / Écoles publiques -
1,000	1,000	Biens d'équipement		1,000

1,000	1,000	TOTAL		1,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION / MINISTÈRE DE L'ÉDUCATION

(In thousands of dollars / En milliers de dollars)

		$

PUBLIC SCHOOLS - CAPITAL
EQUIPMENT			ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES			OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital			Équiper les écoles en fonction du programme de
construction program.			construction d'immobilisations.

TOTAL		1,000	TOTAL

TOTAL - TO BE VOTED		1,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Public Hospitals - Capital Equipment / Hôpitaux publics -
13,223	13,223	Biens d'équipement	10,000

13,223	13,223	TOTAL	10,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

$

PUBLIC HOSPITALS - CAPITAL		HÔPITAUX PUBLICS - BIENS
EQUIPMENT		D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital		Équiper les hôpitaux en fonction du programme de
construction program and fund replacement		construction d'hôpitaux et financer l'équipement de
equipment valued in excess of five		remplacement évalué à plus de cinq mille dollars.
thousand dollars.

TOTAL	10,000	TOTAL

TOTAL - TO BE VOTED	10,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2009-2010

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF LOCAL GOVERNMENT / MINISTÈRE DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

500	500	Local Service Districts / Districts de services locaux	500

500	500	TOTAL	500

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF LOCAL GOVERNMENT / MINISTÈRE DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

$

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase		Aider les districts de services locaux à se procurer
of emergency equipment and maintenance of		de l'équipement d'urgence, à maintenir les postes
fire halls as well as construction and repairs for		d'incendie et à construire et réparer les centres
community centers and recreation facilities.		communautaires et les installations de loisir.

TOTAL	500	TOTAL

TOTAL - TO BE VOTED	500	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
MARITIME PROVINCES HIGHER EDUCATION COMMISSION /
COMMISSION DE L'ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Deferred Maintenance Program / Programme d'entretien
0	0	reporté	30,000

0	0	TOTAL	30,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
MARITIME PROVINCES HIGHER EDUCATION COMMISSION /
COMMISSION DE L'ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

(In thousands of dollars / En milliers de dollars)

$

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance		Fournir un financement pour l'amélioration de
improvements to New Brunswick		l'entretien des immobilisations aux universités
universities.		du Nouveau-Brunswick.

TOTAL	30,000	TOTAL

TOTAL - TO BE VOTED	30,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		Musquash Watershed Infrastructure - Capital Improvements /
		Bassin hydrographique Musquash - Améliorations des biens
1,900	1,900	immobiliers	2,400

		Sentier NB Trail Infrastructure / Infrastructure du
1,200	1,200	Sentier NB Trail	2,100

3,100	3,100	TOTAL	4,500

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

$

MUSQUASH WATERSHED		BASSIN HYDROGRAPHIQUE MUSQUASH -
INFRASTRUCTURE -		AMÉLIORATIONS DES BIENS
CAPITAL IMPROVEMENTS		IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the betterment of the Musquash		Améliorer les infrastructures du bassin
Watershed Infrastructures.		hydrographique Musquash.

TOTAL	2,400	TOTAL

SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for major repairs of Sentier NB		Réparations majeures du Sentier NB Trail.
Trail.

TOTAL	2,100	TOTAL

TOTAL - TO BE VOTED	4,500	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

900	900	Capital Development Projects / Projets d'immobilisations	0

		Provincial Gas Tax Transfer Top-Up Fund / Fonds complémentaire
5,800	5,800	provincial de transfert de taxe sur l'essence	12,400

		Canada - New Brunswick Municipal Rural Infrastructure Fund /
		Fonds sur l'infrastructure municipale rurale
9,800	9,800	Canada - Nouveau-Brunswick	4,984

		Canada - New Brunswick Building Canada Fund - Communities
		Agreement / Canada - Nouveau-Brunswick Fonds chantiers
0	0	Canada - Le volet collectivités	5,000

16,500	16,500	TOTAL	22,384

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

$

PROVINCIAL GAS TAX TRANSFER		FONDS COMPLÉMENTAIRE PROVINCIAL
TOP-UP FUND		DE TRANSFERT DE TAXE SUR L'ESSENCE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's		Financer la contribution du gouvernement
contribution to the Provincial Gas Tax		provincial au Fonds complémentaire provincial de
Transfer Top-Up Fund.		transfert de taxe sur l'essence.

TOTAL	12,400	TOTAL

CANADA - NEW BRUNSWICK		FONDS SUR L'INFRASTRUCTURE
MUNICIPAL RURAL		MUNICIPALE RURALE
INFRASTRUCTURE FUND		CANADA - NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's contribution		Financer la contribution du gouvernement provincial
to the Canada - New Brunswick Municipal Rural		au Fonds sur l'infrastructure municipal rurale Canada -
Infrastructure Fund.		Nouveau-Brunswick.

TOTAL	4,984	TOTAL

CANADA - NEW BRUNSWICK		CANADA - NOUVEAU-BRUNSWICK -
BUILDING CANADA FUND -		LE FONDS CHANTIERS CANADA -
COMMUNITIES AGREEMENT		LE VOLET COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's		Financer la contribution du gouvernement
contribution to the Canada - New Brunswick -		provincial au Canada - Nouveau-Brunswick -
Building Canada Fund - Communities		Le Fonds Chantiers Canada - Le volet
Agreement.		collectivités.

TOTAL	5,000	TOTAL

TOTAL - TO BE VOTED	22,384	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		DESIGN AND CONSTRUCTION OF PROVINCIAL
		BUILDINGS / CONCEPTION ET CONSTRUCTION DE
		BÂTIMENTS PROVINCIAUX

2,750	2,750	Capital Administration / Gestion des immobilisations	2,750

		Capital Construction / Installations permanentes

		Agriculture and Aquaculture / Agriculture
6,485	6,485	et Aquaculture	0

24,688	24,688	Education / Éducation	26,600

39,858	25,449	Health / Santé	52,700

2,108	2,108	Natural Resources / Ressources naturelles	400

		Post-Secondary Education, Training and Labour /
0	0	Éducation postsecondaire, Formation et Travail	41,610

0	0	Public Safety / Sécurité publique	21,300

		Total Capital Construction / Total des installations
73,139	58,730	permanentes	142,610

		Capital Improvements / Améliorations des biens immobiliers

15,900	15,900	Education / Éducation	21,900

4,400	4,400	Health / Santé	4,400

1,975	2,488	Legislative Assembly / Assemblée législative	2,766

		Post-Secondary Education, Training and Labour /
3,000	3,000	Éducation postsecondaire, Formation et Travail	2,000

4,750	9,750	Supply and Services / Approvisionnement et Services	26,350

		Total Capital Improvements / Total des améliorations des
30,025	35,538	biens immobiliers	57,416

		TOTAL - DESIGN AND CONSTRUCTION OF
		PROVINCIAL BUILDINGS / TOTAL - CONCEPTION ET
105,914	97,018	CONSTRUCTION DE BÂTIMENTS PROVINCIAUX	202,776

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

SUPPLEMENTARY INFORMATION / INFORMATIONS SUPPLÉMENTAIRES

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES		PRÉVISIONS

		Gross Capital Budget for the Department / Budget
105,914	97,018	d'immobilisations brut pour le ministère	202,776

(2,905)	(6,205)	Total - Capital Recoveries / Total - Recouvrements de capital	(18,000)

		Net Capital Budget for the Department / Budget
103,009	90,813	d'immobilisations net pour le ministère	184,776

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SUPPLY AND SERVICES / MINISTÈRE DE L'APPROVISIONNEMENT ET DES SERVICES

(In thousands of dollars / En milliers de dollars)

$

DESIGN AND CONSTRUCTION OF		CONCEPTION ET CONSTRUCTION DE
PROVINCIAL BUILDINGS		BÂTIMENTS PROVINCIAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction		Offrir des services de planification, de conception et
services for provincial buildings.		de construction de bâtiments provinciaux.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	2,750	GESTION DES IMMOBILISATIONS

Administration of capital construction,		Administration des projets de construction,
improvement and renovation projects for		d'amélioration et de rénovation de bâtiments
provincial buildings.		provinciaux.

CAPITAL CONSTRUCTION	142,610	INSTALLATIONS PERMANENTES

Planning, design and construction services for		Services de planification, de conception et de
provincial buildings.		construction de bâtiments provinciaux.

CAPITAL IMPROVEMENTS	57,416	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design, and construction services for		Services de planification, de conception et de
projects involving the improvement and		construction pour l'amélioration et la rénovation des
renovation of provincial buildings.		bâtiments provinciaux.

TOTAL	202,776	TOTAL

TOTAL - TO BE VOTED	202,776	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM AND PARKS / MINISTÈRE DU TOURISME ET DES PARCS

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

5,500	6,100	Capital Improvements / Amélioration des installations	4,000

5,500	6,100	TOTAL	4,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM AND PARKS / MINISTÈRE DU TOURISME ET DES PARCS

(In thousands of dollars / En milliers de dollars)

	$

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out capital improvements to		Améliorer les installations des parcs provinciaux et
provincial parks and tourism attractions.		diverses attractions.

TOTAL	4,000	TOTAL

TOTAL - TO BE VOTED	4,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

52,745	50,945	Permanent Bridges / Ponts permanents	61,100

126,085	135,685	Permanent Highways / Routes permanentes	135,600

		Rural Road Infrastructure / Infrastructure routière dans les
44,000	47,300	régions rurales……………..……………………....…...………………..	51,000

		Canada - New Brunswick Strategic Infrastructure Program /
		Programme pour l'infrastructure stratégique
1,200	1,300	Canada - Nouveau-Brunswick ……………………………………………………………	0

		Canada - New Brunswick Border Infrastructure Program /
		Programme d'infrastructure frontalière
27,300	27,600	Canada - Nouveau-Brunswick	1,900

21,000	20,300	Routes 11 and 17 / Routes 11 et 17	20,400

		Canada - New Brunswick National Highway System Program /
		Programmme du réseau routier national
53,500	44,000	Canada - Nouveau-Brunswick	92,350

0	0	Fundy Isles Ferry Project / Projet de traversiers des îles Fundy	16,450

		Vehicle Management Agency / Agence de gestion des
14,000	14,000	véhicules	7,000

339,830	341,130	TOTAL	385,800

SUPPLEMENTARY INFORMATION / INFORMATIONS SUPPLÉMENTAIRES

2008-2009	2008-2009		2009-2010
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES		PRÉVISIONS

		Gross Capital Budget for the Department / Budget
339,830	341,130	d'immobilisations brut pour le ministère	385,800

(23,850)	(20,357)	Total - Capital Recoveries / Total - Recouvrements de capital	(39,306)

		Net Capital Budget for the Department / Budget
315,980	320,773	d'immobilisations net pour le ministère	346,494

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

$

PERMANENT BRIDGES		PONTS PERMANENTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges,		Permettre la construction de ponts, de traversiers et de
ferries and ferry landings.		débarcadères.

TOTAL	61,100	TOTAL

PERMANENT HIGHWAYS		ROUTES PERMANENTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading		Permettre la construction et la réfection de routes.
of highways.

TOTAL	135,600	TOTAL

INFRASTRUCTURE ROUTIÈRE DANS
RURAL ROAD INFRASTRUCTURE		LES RÉGIONS RURALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for road infrastructure needs of		Répondre aux besoins des régions rurales du
rural New Brunswick.		Nouveau-Brunswick en matière d'infrastructure
routière.

TOTAL	51,000	TOTAL

PROGRAMME D'INFRASTRUCTURE
CANADA - NEW BRUNSWICK BORDER		FRONTALIÈRE
INFRASTRUCTURE PROGRAM		CANADA - NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for highway and bridge construction		Assurer la réalisation des projets de construction de
projects approved under the Canada - New		routes et de ponts approuvés au titre du Fonds pour
Brunswick Border Infrastructure Fund.		l'infrastructure frontalière Canada - Nouveau-Brunswick.

TOTAL	1,900	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

$

ROUTES 11 AND 17		ROUTES 11 ET 17

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for capital improvements relating to		Assurer les améliorations aux immobilisations relatives à
safety, new capacity and other improvements on		la sécurité ou à la nouvelle capacité, ainsi que d'autres
Routes 11 and 17.		améliorations, aux routes 11 et 17.

TOTAL	20,400	TOTAL

CANADA - NEW BRUNSWICK		PROGRAMME DU RÉSEAU
NATIONAL HIGHWAY		ROUTIER NATIONAL
SYSTEM PROGRAM		CANADA - NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for highway and bridge construction		Soutenir les projets de construction de routes et de
projects approved under the Canada - New		ponts approuvés dans le cadre du Programme du réseau
Brunswick National Highway System Program.		routier national Canada - Nouveau-Brunswick.

TOTAL	92,350	TOTAL

FUNDY ISLES FERRY PROJECT		PROJET DE TRAVERSIERS DES ÎLES FUNDY

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the design and build of		Assurer la conception et la construction des traversiers
Fundy Isles ferries.		des îles Fundy.

TOTAL	16,450	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION / MINISTÈRE DES TRANSPORTS

(In thousands of dollars / En milliers de dollars)

$

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and		Assurer l'acquisition de véhicules et d'équipements
equipment for the various departments of the		pour les différents ministères du gouvernement du
Province of New Brunswick.		Nouveau-Brunswick.

TOTAL	7,000	TOTAL

TOTAL - TO BE VOTED	385,800	TOTAL - À VOTER